Exhibit 99.2

Sequential Brands Group Announces Closing of Joe’s Brand Acquisition

•	Increasing Forward Looking Twelve Month Revenue Run Rate Projection to $98 - $100 million

•	Increasing Forward Looking Twelve Month Adjusted EBITDA Run Rate Projection to $61 - $63 million

NEW YORK, September 14, 2015 (GLOBE NEWSWIRE) -- Sequential Brands Group, Inc. (Nasdaq:SQBG) ("Sequential" or the "Company") announced today that it closed the acquisition of the Joe’s Jeans brand (the "Brand" or “Joe’s”). In tandem with the closing, the long-term license agreement for the Brand's core categories with Global Brands Group became effective. Financing for the acquisition was provided under the Company’s existing credit facilities with Bank of America and GSO Capital Partners LP, an affiliate of Blackstone Group.

The Company is increasing its forward looking twelve month royalty revenue projection to $98 - $100 million and $61 - $63 million of Adjusted EBITDA, from its previous projection of $88 - $90 million in royalty revenue and $53.5 to $55 million of Adjusted EBITDA. The Company anticipates that the financial impact to the balance of the current fiscal year will be immaterial as the new core license agreement is expected to have most of its impact in Fiscal 2016.

The Company has in excess of $325 million of aggregate contractual guaranteed minimum royalties under its existing licenses as of the close of this transaction. Included in this amount is over $63 million related to the Joe’s brand, representing 94% of the purchase price.

All projections and aggregate contractual minimum royalty metrics do not include the impact of the pending Martha Stewart Omni Living transaction, which is expected to close by year end.

Founded in 2001, Joe's® is a casual chic global lifestyle brand synonymous with classic, modernized wardrobe staples ranging from premium denim to handcrafted collection pieces, and from contemporary accessories to footwear. With over 12 years of influence in the fashion industry, Joe's® has remained true to its DNA throughout its expansion, embracing fashion and innovation through the creation of a fully faceted line for men, women and kids. Joe's® is available coast to coast at fine department stores and specialty boutiques in the USA and internationally throughout Europe, Asia, Canada and Latin America at stores such as Nordstrom's, Harrods, Liberty, Galeries Lafayette, Le Bon Marché, Printemps and Tsum.

ABOUT SEQUENTIAL BRANDS GROUP, INC.

Sequential Brands Group, Inc. (Nasdaq:SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands in the fashion, active, and lifestyle categories. Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management, design and marketing teams. Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and around the world. For more information, please visit Sequential's website at: www.sequentialbrandsgroup.com. To inquire about licensing opportunities, please email: newbusiness@sbg-ny.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of Sequential ("the Company") are forward-looking statements ("forward-looking statements") within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. The Company's actual results could differ materially from those stated or implied in forward-looking statements. Forward-looking statements include statements concerning guidance, plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words "subject to," "believes," "anticipates," "plans," "expects," "intends," "estimates," "forecasts," "projects," "aims," "targets," ""may," "will," "should," "can," the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company's current views with respect to future events, based on what the Company believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that the Company has filed with the Securities and Exchange Commission (the "SEC"); (ii) general economic, market or business conditions; (iii) the Company's ability to identify suitable targets for acquisitions and to obtain financing for such acquisitions on commercially reasonable terms; (iv) the Company's ability to timely achieve the anticipated results of the Joe's Acquisition and any potential future acquisitions; (v) to the Company's ability to successfully integrate the Joe's Brand into its ongoing business; (vi) the potential impact of the Joe's Acquisition or any potential future acquisitions on the Company's relationships, including with employees, licensees, customers and competitors; (vii) the Company's ability to achieve and/or manage growth and to meet target metrics associated with such growth; (viii) the Company's ability to successfully attract new brands and to identify suitable licensees for its existing and newly acquired brands, including the Joe's Brand; (ix) the Company's substantial level of indebtedness, including the possibility that such indebtedness and related restrictive covenants may adversely affect the Company's future cash flows, results of operations and financial condition and decrease its operating flexibility; and (x) other circumstances beyond the Company's control. Refer to section entitled "Risk Factors" set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a discussion of important risks, uncertainties and other factors that may affect the Company's business, results of operations and financial condition. The Company's stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The Company is not under any obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures:

See reconciliation tables below for non-GAAP metrics. These non-GAAP metrics may be inconsistent with similar measures presented by other companies and should only be used in conjunction with our results reported according to U.S. GAAP. Any financial measure other than those prepared in accordance with U.S. GAAP should not be considered a substitute for, or superior to, measures of financial performance in accordance with U.S. GAAP.

CONTACT:

For media inquiries, contact:

Jaime Cassavechia

T: 212-518-4771 x108

E: jcassavechia@sbg-ny.com

Investor Relations inquiries, contact:

Gary Klein

T: 646-564-2577

E: gklein@sbg-ny.com

Non-GAAP Financial Measure Reconciliation
(in thousands, except per share data)

	(Unaudited)
	Projected Next Twelve Months Post Closing (a)
	High	Low
GAAP net income	$16,284	$14,559
Adjustments:
Interest expense, net	28,373	28,373
Depreciation and amortization	1,890	1,890
Taxes	8,769	8,494
Estimated deal costs and other (b)	2,000	2,000
Non-cash compensation - performance based awards (c)	3,434	3,434
Non-cash compensation - restricted stock (d)	2,250	2,250
	46,716	46,441

Adjusted EBITDA (1)	$63,000	$61,000

	(Unaudited)
	Projected Next Twelve Months Post Closing (a)
	High	Low

GAAP net income	$16,284	$14,559

Adjustments:
Estimated deal costs and other (b)	2,000	2,000
Tax effect of above items	(700)	(700)
Total non-GAAP adjustments	1,300	1,300

Non-GAAP net income (2)	$17,584	$15,859

	(Unaudited)
	Projected Next Twelve Months Post Closing (a)
DILUTED EPS:	High	Low

GAAP earnings per share	$0.38	$0.34

Adjustments:
Estimated deal costs and other (b)	0.05	0.05
Tax effect of above items	(0.02)	(0.02)
Total non-GAAP adjustments	$0.03	$0.03

Non-GAAP earnings per share (2) (3)	$0.42	$0.38

(1)	Adjusted EBITDA is defined as net income, excluding interest expense, taxes, depreciation and amortization, and excluding estimated deal costs and other and non-cash compensation. Management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to the Company's financial condition and results of operations. The Company believes Adjusted EBITDA provides additional information for determining its ability to meet future debt service requirements and capital expenditures.
(2)	Non-GAAP net income and non-GAAP earnings per share are non-GAAP financial measures which represent net income excluding estimated deal costs and other. Management uses this information to measure performance over time on a consistent basis and to identify business trends relating to the Company's financial condition and results of operations. Management believes that these non-GAAP measures provide investors with information regarding the underlying performance of the Company's core business operating results on a cash basis.
(3)	Amounts may not foot due to rounding.

(a)	Projected next twelve months for after the Joe's Brand brand acquisition closing. Does not include any financial impact of the pending Martha Stewart Omni Living transaction.
(b)	Represents deal and other one-time costs related to the Company's acquisition transactions primarily related to legal, advisory and accounting costs that are not representative of the Company's day-to-day licensing business.
(c)	Represents non-cash expenses related to 140,489 performance based awards for the 2015 portion granted under the Company's 2013 Stock Incentive Compensation Plan which the Company anticipates will be earned in 2015. Excludes (1) future mark-to-market adjustments to non-cash compensation provided to consultants for performance based awards and (2) 207,744 performance based awards which the Company does not anticipate will be earned at this time.
(d)	Excludes future mark-to-market adjustments to non-cash compensation provided to consultants.

Select Pro-forma Financial Data:

(in thousands, except diluted share count)

	June 30, 2015	Pro-forma (a)

Cash	$25,309	$25,309
Debt	$281,100	$355,100
Diluted Share Count	41,373,880	42,340,000

(a) Pro-forma for June 30, 2015 financial metrics adjusted for acquisition.